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Annual Report

March 31, 2002

CMA Michigan
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2002, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 1.74%.* As of March 31, 2002, the Fund's 7-day yield was 1.01%.

Economic Environment

Michigan's economy continued to weaken throughout most of the 12-month period ended March 31, 2002. The state's unemployment rate ended the year at 6%, 0.2% higher than the US average. This can be attributed to the gradual reduction in dependence on motor vehicle production during the past ten years. However, joblessness exceeded the national rate by 3.2% at its peak during the last recession. The manufacturing industry was particularly hard hit in 2001 because of the ongoing restructuring of its core auto industry, and although improvement is expected, long-term challenges will continue to thin payrolls. Going forward, a reduction in vehicle inventory sets the stage for improved production for 2002 even though sales are expected to fall short of last year's level. Nonetheless, conditions for Michigan manufacturers are not as favorable as for the industry nationwide. For example, the "Big Three" domestic automobile manufacturers continue to implement restructuring plans to cut costs across the board. As part of this effort, suppliers will continue to come under pressure from manufacturers, causing the pace of consolidation to likely pick up this year as well. The only signs of strength during the past year have come from sustained commercial and public construction activity as residential construction has eased. In 2001, permits for new residential structures were at the lowest level since 1995.

Michigan's finances have also been compromised during the past year as a result of the economic slowdown. However, with its large rainy day fund and the expected rebound of the domestic economy, the state is looking to avoid making significant cuts in spending. State officials are expecting revenues for fiscal 2003 to increase by 8%, buoyed by stronger corporate income tax revenues. This follows a projected decline of 13% for fiscal 2002. The proposed 2003 budget, which totals $39.4 billion, currently has a projected $970 million revenue shortfall. In order to fund this gap, the state looks to cut spending by approximately 7%, which is expected to save $310 million. Additionally, a freeze on revenue sharing with local governments would save $112 million. Nevertheless, Michigan will have to deplete much of its rainy day fund to compensate for a good part of the planned deficit. The rainy day fund, which totaled $1 billion in 2000, is expected to be drawn down to $250 million by the end of fiscal year 2003, according to the Governor's budget. The budget also includes some debt restructuring, including refunding that is expected to save the state about $41 million going forward.

Investment Strategy

CMA Michigan Municipal Money Fund began the first half of the year ended March 31, 2002 in pursuit of a more bullish position given the sustained weakness of the US economy. For the majority of the period, evidence that the domestic economy was weaker than expected forced the Federal Reserve Board to continue to aggressively ease monetary policy. Early in the period, at an intermeeting move on April 18, 2001, the Federal Reserve Board, which had already eased monetary policy by 150 basis points (1.5%), cut the Federal Funds rate by another 50 basis points. However, in contrast to the previous six months, the traditional increase in short-term tax-exempt issuance did provide some attractive opportunities to work toward our desired position. Consequently, most of our purchases were done early in the period as expectations of further interest rate cuts remained high. At the May 15, 2001 Federal Open Market Committee meeting, the Federal Funds rate was lowered once again by 50 basis points. During this time, we continued to seek out prudent opportunities to maintain a more bullish position. Although weakness persisted as the first half of the period ended, the tone of economic data began to suggest that the US economy might be hitting bottom. This was reflected in the

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Federal Reserve Board's decision to scale back cuts in the Federal Funds rate to 25 basis points at both the June 27, 2001 and August 21, 2001 meetings. Given that the Federal Reserve Board had significantly lowered interest rates, it was our opinion that a majority of the easing had been done. Consequently, we did not expect to remain as aggressive in lieu of the economic recovery expected early in the first quarter of 2002. On September 11, 2001, the US economy and financial markets were dealt a tremendous setback as a result of terrorist attacks on the World Trade Center and the Pentagon. Because we believed that these events would both deepen and prolong the current economic slowdown, we looked to maintain a relatively bullish position for the near term.

As the second half of the period began, the US economy continued to deteriorate because of the fallout from the terrorist attacks. The Federal Reserve Board responded quickly, lowering the Federal Funds rate a total of 100 basis points by October 2, 2001. This aggressive easing caused yields on fixed rate paper to drop almost 40 basis points within three weeks, thus making them less attractive relative to yields on variable rate product. Accordingly, given the current flatness of the short-term tax-exempt yield curve and the amount of monetary and fiscal policy already implemented, we focused the majority of our purchases in securities maturing within eight months. The Federal Reserve Board eased monetary policy an additional 75 basis points by year end in an effort to aid the struggling US economy. We sought to maintain the Fund's slightly bullish position, although it was somewhat difficult because of the lack of state-specific issuance and significant cash inflows. As the Fund's fiscal year came to an end, US economic data began to reflect an economy that was headed for recovery. This was validated by the Federal Reserve Board changing its bias from that of weakness to neutral at the March 19, 2002 Federal Open Market Committee meeting. As the period ended, we continued to move to a more bearish position to take advantage of the anticipated spike in yields on variable rate product caused by outflows during tax season. More importantly, our strategy also served to lessen the risk to the Fund's net asset value because of the increasing interest rate environment.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

May 1, 2002

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002                      (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Michigan--        $ 1,100        Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN,
98.3%                            Series 1997-A, 1.45% due 2/01/2027 (c) ...........................................   $  1,100
                    3,400        Berrien County, Michigan, Economic Development Corporation Revenue Bonds
                                 (Arlington Corp. Project), VRDN, AMT, 1.80% due 9/01/2016 (c) ....................      3,400
                    6,100        Chippewa Valley, Michigan, Schools, GO, SAN, 3.25% due 8/30/2002 .................      6,110
                    6,315        Detroit, Michigan, City School District, MERLOTS, VRDN, Series A-113,
                                 1.63% due 5/01/2029 (c) ..........................................................      6,315
                   12,065        Detroit, Michigan, MERLOTS, VRDN, Series A-115, 1.63% due 4/01/2019 (c) ..........     12,065
                                 Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (c):
                    2,000            Series SG-64, 1.57% due 7/01/2025 ............................................      2,000
                    2,000            Series SGB-6, 1.58% due 7/01/2025 (b) ........................................      2,000
                   15,840        Eagle Tax-Exempt Trust, Grand Rapids, Michigan, Sanitation Sewer System,
                                 VRDN, Series A, 1.58% due 1/01/2022 (c) ..........................................     15,840
                      955        Farmington Hills, Michigan, Economic Development Corporation, Limited
                                 Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                                 1.60% due 11/01/2010 (c) .........................................................        955
                    1,000        Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                                 VRDN, AMT, 1.80% due 9/01/2004 (c) ...............................................      1,000
                    2,300        Georgetown Charter Township, Michigan, IDR, Limited Obligation (J&F Steel
                                 Corp.), VRDN, AMT, 1.50% due 2/01/2009 (c) .......................................      2,300
                      445        Grand Rapids, Michigan, EDR, Limited Obligation Refunding Bonds (Calder),
                                 VRDN, Series A, 1.40% due 10/01/2011 (c) .........................................        445
                    3,325        Grand Rapids, Michigan, Economic Development Corporation, EDR, Refunding
                                 (Amway Hotel Corp. Project), VRDN, Series B, 1.45% due 8/01/2017 (c) .............      3,325
                    1,000        Grand Rapids, Michigan, IDR (Custom Printers), VRDN, AMT,
                                 1.55% due 7/01/2015 (c) ..........................................................      1,000
                    1,945        Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                                 AMT, 1.55% due 7/01/2009 (c) .....................................................      1,945
                    3,800        Jackson County, Michigan, Economic Development Corporation, Limited
                                 Obligation Revenue Bonds (American Tooling Center Project), VRDN, AMT,
                                 1.80% due 6/01/2011 (c) ..........................................................      3,800
                                 Jackson, Michigan, Public Schools, GO, SAN:
                    1,500            Series A, 2.20% due 8/22/2002 ................................................      1,504
                    2,650            Series B, 3.25% due 5/22/2002 ................................................      2,652
                       55        Lenawee County, Michigan, Economic Development Corporation, Limited
                                 Obligation Revenue Bonds (The Wyatt Project), VRDN, AMT, 1.75% due
                                 5/01/2002 (c) ....................................................................         55

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
CP       Commercial Paper
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
HDA      Housing Development Authority
IDR      Industrial Development Revenue Bonds
MERLOTS  Municipal Extendible Receipt Liquidity Option Tender Securities
MSTR     Municipal Securities Trust Receipts
PCR      Pollution Control Revenue Bonds
SAN      State Aid Notes
TEAMS    Tax-Exempt Adjustable Municipal Securities
VRDN     Variable Rate Demand Notes

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Michigan          $   800        Marquette County, Michigan, Economic Development Corporation, Limited
(continued)                      Obligation Revenue Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
                                 1.73% due 6/01/2012 (c) ..........................................................   $    800
                      560        Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                                 Bonds (Davenport College of Business Project), VRDN, 1.45% due 3/01/2027 (c) .....        560
                   14,900        Michigan Higher Education, Student Loan Authority Revenue Bonds, VRDN,
                                 AMT, 1.55% due 9/01/2031 (a)(c) ..................................................     14,900
                                 Michigan Municipal Bond Authority Revenue Bonds:
                    8,500            Series A, 2.25% due 8/21/2002 ................................................      8,532
                    6,975            Series B-1, 3.50% due 7/01/2002 ..............................................      6,990
                   20,855            Series C-1, 3.50% due 8/22/2002 ..............................................     20,930
                   10,000            Series C-2, 3.50% due 8/22/2002 ..............................................     10,036
                    4,000        Michigan State Building Authority (Bloomfield Partners), CP,
                                 1.40% due 8/07/2002 ..............................................................      4,000
                   10,000        Michigan State Building Authority Revenue Bonds (Facilities Program), CP,
                                 1.65% due 4/17/2002 ..............................................................     10,000
                    2,250        Michigan State, HDA (Bloomfield Partners), CP, 1.30% due 5/20/2002 ...............      2,250
                                 Michigan State, HDA, Limited Obligation Revenue Bonds, VRDN (c):
                    1,200            (Laurel Valley), TEAMS, 1.58% due 12/01/2007 .................................      1,200
                    4,000            (Sand Creek Apartments, Phase I Project), AMT, 1.54% due 1/01/2029 ...........      4,000
                    5,000        Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
                                 MERLOTS, VRDN, Series K, 1.83% due 11/15/2023 (b)(c) .............................      5,000
                   18,350        Michigan State Housing Authority, CP, Series 88-A, 1.30% due 4/01/2002 ...........     18,350
                                 Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
                    3,300            (AACOA Extrusions Inc. Project), AMT, 1.80% due 2/01/2008 ....................      3,300
                    2,680            (Admiral Broach Company Inc. Project), AMT, 1.80% due 11/01/2011 .............      2,680
                      540            (Akemi Inc. Project), 1.65% due 3/01/2021 ....................................        540
                      445            (Applied Textiles Inc. Project), AMT, 1.55% due 7/01/2008 ....................        445
                    2,580            (Automatic Handling Inc. Project), AMT, 1.75% due 7/01/2009 ..................      2,580
                      350            (BBPV Project), AMT, Series A-2, 1.93% due 1/01/2014 .........................        350
                    1,495            (Baron Drawn Steel), AMT, 1.75% due 12/01/2006 ...............................      1,495
                    2,375            (Biewer of Lansing LLC Project), AMT, 1.75% due 5/01/2019 ....................      2,375
                    4,000            (C&M Manufacturing Corporation Inc. Project), AMT, 1.90% due 7/01/2014 .......      4,000
                    6,400            (CAMAC LLC Project), AMT, 1.65% due 8/01/2028 ................................      6,400
                    1,215            (Chambers Enterprises II Project), AMT, 1.65% due 11/01/2018 .................      1,215
                    2,255            (Cherry Central Co-operative Inc. Project), 1.75% due 11/01/2013 .............      2,255
                    6,795            (Children's Home--Detroit Project), 1.60% due 8/01/2029 ......................      6,795
                    2,500            (Cincinnati Milacron Inc. Project), AMT, 1.60% due 4/15/2005 .................      2,500
                      500            (Detroit Symphony Orchestra Project), Series B, 1.45% due 6/01/2031 ..........        500
                    4,095            (Forest City Technologies), AMT, 1.75% due 9/01/2015 .........................      4,095
                    2,900            (Genesee Packaging Inc. Project), AMT, 1.70% due 9/01/2011 ...................      2,900
                    3,000            (Glastender Inc. Project), AMT, 1.80% due 12/01/2010 .........................      3,000
                    5,000            (Graphic Enterprises Inc. Project), AMT, 1.80% due 9/01/2014 .................      5,000
                      780            (Hercules Drawn Steel Project), AMT, 1.75% due 8/01/2006 .....................        780
                    9,000            (Hi-Lex Controls Inc. Project), AMT, 1.70% due 10/01/2021 ....................      9,000
                    1,020            (Inalfa-Hollandia Inc. Project), AMT, 1.65% due 5/01/2016 ....................      1,020

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Michigan                         Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
(continued)                      VRDN (c) (concluded):
                  $ 2,000            (Ingersoll CM Systems Inc. Project), AMT, 1.80% due 12/01/2011 ...............   $  2,000
                    4,015            (Karona Inc. Project), AMT, 1.75% due 12/01/2015 .............................      4,015
                    3,600            (Kaumagraph Flint Corporation Project), AMT, 1.80% due 11/01/2014 ............      3,600
                    2,300            (Kendor Steel Rule Die Project), AMT, 1.80% due 11/01/2019 ...................      2,300
                    2,150            (Kerkstra Precast Inc. Project), AMT, 1.55% due 5/01/2025 ....................      2,150
                    1,600            (Mikden Holdings Project), AMT, 1.80% due 6/01/2021 ..........................      1,600
                    1,820            (Monarch Hydraulics Inc. Project), AMT, 1.55% due 7/01/2016 ..................      1,820
                    2,000            (Morrell Inc. Project), AMT, 1.65% due 5/01/2022 .............................      2,000
                    1,300            (Norbert Industries Inc. Project), AMT, 1.73% due 4/01/2006 ..................      1,300
                      680            (Northern Pure Ice Co. Project), AMT, 1.73% due 3/01/2015 ....................        680
                      765            (Nuvar Properties LLC Project), AMT, 1.55% due 7/01/2026  ....................        765
                    2,300            (Park Realty LLC), AMT, Series A, 1.55% due 9/01/2026 ........................      2,300
                    6,155            (Pioneer Metal Finishing Project), AMT, 1.70% due 11/01/2008 .................      6,155
                    1,425            (R.H. Wyner Association Inc. Project), AMT, 1.65% due 10/01/2026 .............      1,425
                    3,300            (Richwood Industries Inc. Project), AMT, 1.80% due 9/01/2030 .................      3,300
                    4,965            (Riverwalk Properties LLC Project), AMT, 1.65% due 8/01/2021 .................      4,965
                      175            Series C-4, 1.93% due 1/01/2009 ..............................................        175
                      910            (TEI Investments LLC), AMT, 1.65% due 2/01/2022 ..............................        910
                    2,100            (Universal Leasing Inc. Project), AMT, 1.80% due 11/01/2016 ..................      2,100
                    1,800            (Vector Investments LLC Project), AMT, 1.73% due 2/01/2020 ...................      1,800
                    2,150            (Veri-Tek International Corporation Project), AMT, 1.65% due 4/01/2026 .......      2,150
                    2,000            (WDKK Development LLC Project), AMT, 1.65% due 1/01/2024 .....................      2,000
                      325            (Whitehall Industries), AMT, Series A-6, 1.93% due 1/01/2014 .................        325
                    3,000            (Zuckero Investment Company Inc. Project), AMT, 1.80% due 8/01/2015 ..........      3,000
                                 Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds,
                                 VRDN (c):
                      700            (Grandview Plaza Project), AMT, 1.75% due 12/15/2010 .........................        700
                      245            (Park Village Pines Project), 1.45% due 5/01/2006 ............................        245
                    3,500        Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                                 VRDN, 1.55% due 4/15/2018 (a)(c) .................................................      3,500
                    5,160        Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds (Grayling
                                 Generating Project), VRDN, AMT, 1.55% due 1/01/2014 (c) ..........................      5,160
                   14,995        Municipal Securities Trust Certificates, Revenue Refunding Bonds, VRDN,
                                 Series 2001-166, Class A, 1.55% due 12/15/2021 (c)(d) ............................     14,995
                    1,585        Muskegon County, Michigan, Economic Development Corporation, Limited
                                 Obligation Revenue Refunding Bonds (Baker College), VRDN,
                                 1.45% due 12/01/2021 (c) .........................................................      1,585
                                 Oakland County, Michigan, Economic Development Corporation, Limited
                                 Obligation Revenue Bonds, VRDN, AMT (c):
                    3,000            (Schain Mold & Engineering), 1.80% due 4/01/2021 .............................      3,000
                    3,800            (V&M Corporation Project), 1.80% due 9/01/2018 ...............................      3,800
                    3,100        Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project),
                                 VRDN, AMT, 1.80% due 9/01/2019 (c) ...............................................      3,100
                    6,200        Saginaw County, Michigan, Economic Development Corporation Revenue
                                 Bonds (Al-Fe Heat Treating Project), VRDN, AMT, 1.75% due 2/01/2010 (c) ..........      6,200

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONCLUDED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Michigan          $ 9,000        State of Michigan, Multi-Modal School Bond Loan, GO, CP, Series 2001-A,
(concluded)                      2.15% due 10/02/2002 .............................................................   $  9,000
                    2,200        University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                                 1.45% due 12/01/2027 (c) .........................................................      2,200
                    1,400        University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                                 Series A, 1.45% due 12/01/2019 (c) ...............................................      1,400
                    8,000        Walled Lake, Michigan, Consolidated School District, Refunding, MSTR, GO,
                                 VRDN, Series SGA-68, 1.55% due 5/01/2022 (b)(c) ..................................      8,000
                      305        Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                                 Bonds (Family One Inc. Project), VRDN, AMT, 1.55% due 11/01/2019 (c) .............        305
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--       4,181        Government Development Bank of Puerto Rico, CP, 1.25% due 5/08/2002 ..............      4,181
1.2%
------------------------------------------------------------------------------------------------------------------------------
                                 Total Investments (Cost--$358,790*)--99.5% .......................................    358,790

                                 Other Assets Less Liabilities--0.5% ..............................................      1,768
                                                                                                                      --------
                                 Net Assets--100.0% ...............................................................   $360,558
                                                                                                                      ========
==============================================================================================================================

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(d)   FSA Insured.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2002

Assets:
Investments, at value (identified cost--$358,789,663) .......................                   $358,789,663
Cash ........................................................................                        442,817
Interest receivable .........................................................                      1,703,665
Prepaid registration fees and other assets ..................................                          8,021
                                                                                                ------------
Total assets ................................................................                    360,944,166
                                                                                                ------------
Liabilities:
Payables:
  Investment adviser ........................................................   $    140,393
  Beneficial interest redeemed ..............................................        134,611
  Distributor ...............................................................         66,993         341,997
                                                                                ------------
Accrued expenses and other liabilities ......................................                         44,073
                                                                                                ------------
Total liabilities ...........................................................                        386,070
                                                                                                ------------
Net Assets ..................................................................                   $360,558,096
                                                                                                ============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized ..................................................................                   $ 36,064,587
Paid-in capital in excess of par ............................................                    324,581,282
Accumulated realized capital losses--net ....................................                        (87,773)
                                                                                                ------------
Net Assets--Equivalent to $1.00 per share based on 360,645,869 shares of
beneficial interest outstanding .............................................                   $360,558,096
                                                                                                ============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2002

Investment Income:
Interest and amortization of premium and discount earned ....................                   $  9,431,966

Expenses:
Investment advisory fees ....................................................   $  1,907,535
Distribution fees ...........................................................        474,276
Accounting services .........................................................         66,579
Professional fees ...........................................................         60,300
Transfer agent fees .........................................................         57,915
Custodian fees ..............................................................         34,664
Registration fees ...........................................................         27,406
Printing and shareholder reports ............................................         26,085
Pricing fees ................................................................         10,758
Trustees' fees and expenses .................................................          2,554
Other .......................................................................         11,318
                                                                                ------------
Total expenses ..............................................................                      2,679,390
                                                                                                ------------
Investment income--net ......................................................                      6,752,576
                                                                                                ------------
Net Increase in Net Assets Resulting from Operations ........................                   $  6,752,576
                                                                                                ============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Year Ended March 31,
                                                                          ----------------------------------
Increase (Decrease) in Net Assets:                                             2002               2001
------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ................................................   $     6,752,576    $    12,451,792
Realized loss on investments--net .....................................                --             (4,954)
                                                                          ---------------    ---------------
Net increase in net assets resulting from operations ..................         6,752,576         12,446,838
                                                                          ---------------    ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net .................        (6,752,576)       (12,451,792)
                                                                          ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ......................................     1,536,064,011      1,370,321,030
Value of shares issued to shareholders in reinvestment of dividends ...         6,752,725         12,451,629
                                                                          ---------------    ---------------
                                                                            1,542,816,736      1,382,772,659
Cost of shares redeemed ...............................................    (1,574,202,239)    (1,351,157,829)
                                                                          ---------------    ---------------
Net increase (decrease) in net assets derived from beneficial
interest transactions .................................................       (31,385,503)        31,614,830
                                                                          ---------------    ---------------
Net Assets:
Total increase (decrease) in net assets ...............................       (31,385,503)        31,609,876
Beginning of year .....................................................       391,943,599        360,333,723
                                                                          ---------------    ---------------
End of year ...........................................................   $   360,558,096    $   391,943,599
                                                                          ===============    ===============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                       For the Year Ended March 31,
                                                             ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                             --------     --------     --------     --------     --------
Investment income--net ...................................        .02          .03          .03          .03          .03
Realized gain (loss) on investments--net .................         --           --+          --+          --+          --+
                                                             --------     --------     --------     --------     --------
Total from investment operations .........................        .02          .03          .03          .03          .03
                                                             --------     --------     --------     --------     --------
Less dividends from investment income--net ...............       (.02)        (.03)        (.03)        (.03)        (.03)
                                                             --------     --------     --------     --------     --------
Net asset value, end of year .............................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                             ========     ========     ========     ========     ========
Total Investment Return ..................................       1.74%        3.47%        2.86%        2.78%        3.07%
                                                             ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................        .70%         .70%         .70%         .71%         .71%
                                                             ========     ========     ========     ========     ========
Investment income--net ...................................       1.77%        3.40%        2.81%        2.72%        3.02%
                                                             ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of year (in thousands) ...................   $360,558     $391,944     $360,334     $393,612     $306,046
                                                             ========     ========     ========     ========     ========

+     Amount is less than $.01 per share.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, the Fund reimbursed FAM $8,781 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                  3/31/2002           3/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $ 6,752,576         $12,451,792
                                                 -----------         -----------
Total distributions ....................         $ 6,752,576         $12,451,792
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of March 31, 2002, there were no significant differences between the book and tax components of net assets.

5. Capital Loss Carryforward:

At March 31, 2002, the Fund had a net capital loss carryforward of approximately $88,000, of which $39,000 expires in 2003, $32,000 expires in 2005, $7,000 expires in 2006, $5,000 expires in 2008 and $5,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

CMA MICHIGAN MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 3, 2002

CMA MICHIGAN MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

                                                                                                        Number of
                                                                                                        Portfolios          Other
                                                                                                         in Fund          Director-
                        Position(s)  Length                                                              Complex            ships
                            Held     of Time                                                            Overseen by        Held by
Name, Address & Age      with Fund   Served    Principal Occupation(s) During Past 5 Years                Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
====================================================================================================================================
Terry K. Glenn*          President  1999 to    Chairman, Americas Region since 2001, and                 127 Funds       None
800 Scudders Mill Road   and        Present    Executive Vice President since 1983 of Fund            184 Portfolios
Plainsboro, NJ 08536     Trustee               Asset Management, L.P. ("FAM") and Merrill
Age: 61                                        Lynch Investment Managers, L.P. ("MLIM");
                                               President of Merrill Lynch Mutual Funds since
                                               1999; President of FAM Distributors, Inc.
                                               ("FAMD") since 1986 and Director thereof
                                               since 1991; Executive Vice President and Director
                                               of Princeton Services, Inc. ("Princeton Services")
                                               since 1993; President of Princeton Administrators,
                                               L.P. since 1988; Director of Financial Data
                                               Services, Inc., since 1985.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number of
                                                                                                        Portfolios          Other
                                                                                                          in Fund         Director-
                        Position(s)  Length                                                               Complex           ships
                            Held     of Time                                                            Overseen by        Held by
Name, Address & Age      with Fund   Served*   Principal Occupation(s) During Past 5 Years                Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
====================================================================================================================================
Ronald W. Forbes         Trustee    1977 to    Professor Emeritus of Finance, School of                  46 Funds        None
1400 Washington Avenue              present    Business, State University of New York at Albany       55 Portfolios
Albany, NY 12222                               since 2000; and Professor thereof from 1989
Age: 61                                        to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery    Trustee    1995 to    Professor, Harvard Business School since 1989.            46 Funds        Unum-
Harvard Business School             present                                                           55 Portfolios      Provident
Soldiers Field Road                                                                                                      Corporation
Boston, MA 02163                                                                                                         and Newell
Age: 49                                                                                                                  Rubbermaid
                                                                                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C. Reilly        Trustee    1990 to    Self-employed financial consultant since 1990.            46 Funds        None
9 Hampton Harbor Road               present                                                           55 Portfolios
Hampton Bays, NY 11946
Age: 70
------------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan            Trustee    1992 to    Founder and currently Director Emeritus of The            46 Funds        Charter
127 Commonwealth Avenue             present    Boston University Center for the Advancement           55 Portfolios      Education
Chestnut Hill, MA 02467                        of Ethics and Character and Director thereof                              Partnership
Age: 69                                        from 1989 to 1999; Professor from 1982 to 1999                            and the
                                               at Boston University.                                                     Council for
                                                                                                                         Ethical and
                                                                                                                         Spiritual
                                                                                                                         Education.
------------------------------------------------------------------------------------------------------------------------------------

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                      Portfolios          Other
                                                                                                        in Fund         Director-
                        Position(s)  Length                                                             Complex           ships
                            Held     of Time                                                          Overseen by        Held by
Name, Address & Age      with Fund   Served*   Principal Occupation(s) During Past 5 Years              Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
====================================================================================================================================
Roscoe S. Suddarth       Trustee    2000 to    Former President, Middle East Institute                 46 Funds        None
7403 MacKenzie Court                present    from 1995 to 2001.                                   55 Portfolios
Bethesda, MD 20817
Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West          Trustee    1978 to    Professor of Finance since 1984, and currently          46 Funds        Bowne & Co.,
Box 604                             present    Dean Emeritus of New York University,                55 Portfolios      Inc.; Vornado
Genoa, NV 89411                                Leonard N. Stern School of Business                                     Realty Trust;
Age: 64                                        Administration.                                                         and Alex-
                                                                                                                       ander's, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D. Zinbarg        Trustee    1994 to    Self-employed financial consultant since 1994.          46 Funds        None
5 Hardwell Road                     present                                                         55 Portfolios
Short Hills, NJ 07078
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

*     The Trustee's term is unlimited.

------------------------------------------------------------------------------------------------------------------------------------
                         Position(s)  Length
                             Held     of Time
Name, Address & Age       with Fund   Served*  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
====================================================================================================================================
Donald C. Burke           Vice       1993 to   First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011             President  present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton, NJ 08543-9011  and        and       1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
Age: 41                   Treasurer  1999 to   from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                     present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob          Senior     1989 to   First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011             Vice       present
Princeton, NJ 08543-9011  President
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo          Senior     2001 to   First Vice President of MLIM since 1997; Vice President of MLIM from 1991
P.O. Box 9011             Vice       present   to 1997.
Princeton, NJ 08543-9011  President
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Darrin J. SanFillippo     Vice       1996 to   Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994
P.O. Box 9011             President  present   to 1998.
Princeton, NJ 08543-9011  and
Age: 36                   Portfolio
                          Manager
------------------------------------------------------------------------------------------------------------------------------------

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONCLUDED)

                         Position(s)  Length
                            Held      of Time
Name, Address & Age       with Fund   Served*  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers (concluded)
====================================================================================================================================
Phillip S. Gillespie      Secretary  2001 to   First Vice President of MLIM since 2001; Director of MLIM from 1999 to 2000;
P.O. Box 9011                        present   Vice President of MLIM in 1999; Attorney associated with the Manager and
Princeton, NJ 08543-9011                       FAM from 1998 to 1999; Assistant General Counsel LGT Asset Management,
Age: 38                                        Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of
                                               Investment Management and the Office of General Counsel at the U.S.
                                               Securities and Exchange Commission from 1993 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund's Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian                                     Transfer Agent                          + For inquiries regarding
State Street Bank and Trust Company           Financial Data Services, Inc.             your CMA account, call
P.O. Box 1713                                 4800 Deer Lake Drive East                 800-CMA-INFO or
Boston, MA 02101                              Jacksonville, FL 32246-6484               800-262-4636.
                                              800-221-7210+

Vincent R. Giordano, Senior Vice President of CMA Michigan Municipal Money Fund has recently retired. The Fund's Board of Trustees wishes Mr. Giordano well in his retirement.

[LOGO] Merrill Lynch Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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